Summary Prospectus
AMG SouthernSun Small Cap Fund
Investor Class: SSSFX	Institutional Class: SSSIX

March 31, 2014

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://investor.managersinvest.com/prospectus_annual_reports.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated March 31, 2014, and statement of additional information dated March 31, 2014, are incorporated by reference into this Summary Prospectus dated March 31, 2014, as revised April 3, 2014.
Investment Objective
The AMG SouthernSun Small Cap Fund's (the “Fund”) investment objective is to provide long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed, on shares held less than 30 days)[1]	2.00%	2.00%
[1]	Effective May 17, 2014, the Redemption Fee will apply to redemptions made within 60 days of purchase.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fee	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.11%	0.11%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	0.97%
1These amounts have been adjusted as necessary from amounts incurred during the Predecessor Fund’s (as defined below) most recent fiscal year to reflect current fees and expenses.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$124	$387	$670	$1,477
Institutional Class	$ 99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the predecessor to the Fund, SouthernSun Small Cap Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund”), had a portfolio turnover rate of 22% of the average value of its portfolio.
Principal Investment Strategies
SouthernSun Asset Management, LLC (“SouthernSun” or the “Subadvisor”) seeks to achieve the Fund’s investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that SouthernSun selects using a research-driven, value-oriented investment strategy. The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data). This capitalization range will change over time. As of December 31, 2013, the range of this index was $9.6 million to $6.7 billion. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.
The Fund’s portfolio typically invests in 20-40 companies SouthernSun believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:
•	Financial Flexibility: SouthernSun seeks companies that have strong internally generated discretionary cash flow and organic revenue growth.
•	Management Adaptability: SouthernSun seeks management teams with measurable, transparent goals that are held accountable for performance. This applies to all levels of management from the CEO and CFO to the plant/facilities manager.
•	Niche Dominance: SouthernSun seeks companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

SUM065-0414

AMG SouthernSun Small Cap Fund SUMMARY PROSPECTUS

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that SouthernSun believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance. The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as SouthernSun considers the company to remain an attractive investment with capital appreciation potential.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Focused Investment Risk—a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund is that of the Predecessor Fund, which was reorganized into the Fund on March 31, 2014, and was managed by SouthernSun with the same investment objective and substantially similar investment strategies as those of the Fund.
The performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the index shown in the table. The information in the bar chart is for Investor Class shares of the Fund. Institutional Class shares would have similar annual returns as Investor Class shares because both classes are invested in the same portfolio of securities. However, because Institutional Class shares are subject to different expenses than Investor Class shares, Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s previous contractual expense limitation. If the Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower.
To obtain updated performance information please visit or call 800.835.3879.
Calendar Year Total Returns as of 12/31/13 (Investor Class)
Best Quarter: 31.94% (2nd Quarter 2009)
Worst Quarter: -25.97% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/13
AMG SouthernSun Small Cap Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class Return Before Taxes
	41.98%	28.50%	13.18%	14.33%
Investor Class Return After Taxes on Distributions
	40.19%	27.67%	12.62%	13.77%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares
	25.19%	23.70%	11.00%	12.05%

2	Managers Investment Group

AMG SouthernSun Small Cap Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/13 (continued)
AMG SouthernSun Small Cap Fund	1 Year	5 Years	10 Years	Since Inception
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	38.82%	20.08%	9.07%	10.01% [1]
Institutional Class Return Before Taxes
	42.34%	-	-	27.95%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	38.82%	20.08%	9.07%	18.26% [2]
[1]	Index performance shown reflects the performance of the Index since the inception date of the Fund’s Investor Class.
[2]	Index performance shown reflects the performance of the Index since the inception date of the Fund’s Institutional Class.
The inception dates for the Investor Class and Institutional Class of the Fund are October 1, 2003, and September 30, 2009, respectively.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
SouthernSun Asset Management, LLC
Portfolio Manager
Michael W. Cook, Sr.
Chief Executive Officer and Chief Investment Officer of SouthernSun;
Portfolio Manager of the Fund and the Predecessor Fund since its inception in 2003.
Buying and Selling Fund Shares
Subject to the investment minimums described below, and subject to certain exceptions, purchases of Fund shares are limited to shareholders of the Predecessor Fund as of May 17, 2013, participants in a qualified defined contribution retirement plan that offered the Predecessor Fund as an investment option as of May 17, 2013, and a broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of May 17, 2013 (such firms may purchase shares on behalf of existing clients).
Initial Investment Minimum
Investor Class (all accounts) $1,000
Institutional Class (all accounts): $1,000,000
Additional Investment Minimum
Investor Class (all accounts): $250 ($25 for automatic investment plans)
Institutional Class (all accounts): None
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 866.672.3863, or by bank wire (if bank wire instructions are on file for your account).
Via Regular Mail
Managers
c/o Gemini Fund Services, LLC
P.O. Box 541150
Omaha, Nebraska 68154-1150
or Overnight Mail
Managers
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130-2095
Gemini Fund Services, LLC (“Gemini”) will serve as the Fund’s interim transfer agent to facilitate the transition of the Predecessor Fund from the Gemini platform to the Managers AMG Funds service provider platform. BNY Mellon Investment Servicing (US) Inc. will be the Fund’s transfer agent following the transition.
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Managers Investment Group LLC (the “Investment Manager”), Managers Distributors, Inc. (“MDI” or the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Managers Investment Group	3

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